INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS OF ADWEST AUTOMOTIVE PLC

    We have audited the accompanying consolidated balance sheets of Adwest Automotive Plc and its subsidiaries at 30 June 1998 and 1997, and the related consolidated profit and loss accounts, statements of movements in shareholders' equity and consolidated cash flow statements for each of the years in the three year period ended 30 June 1998. These consolidated financial statements are the responsibility of the management of Adwest Automotive Plc. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

    We conducted our audits in accordance with auditing standards generally accepted in the United Kingdom, which are substantially consistent with those of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Adwest Automotive Plc and its subsidiaries at 30 June 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three year period ended 30 June 1998, in conformity with generally accepted accounting principles in the United Kingdom.

    Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Application of accounting principles generally accepted in the United States would have affected net profit for the two years ended 30 June 1998 and shareholders' equity at 30 June 1998 and 1997, to the extent summarised in Note 31 to the consolidated financial statements.

London, England                                     KPMG Audit Plc
7 September 1998                                    Chartered Accountants
                                                    Registered Auditor

ADWEST AUTOMOTIVE PLC

CONSOLIDATED PROFIT AND LOSS ACCOUNT

FOR THE YEAR ENDED 30 JUNE

                                                                              NOTES     1998 L000  1997 L000  1996 L000
                                                                              -----     ---------  ---------  ---------
TURNOVER.................................................................
  Continuing operations..................................................                 149,166    150,842    127,345
  Acquisitions...........................................................                  73,024     --         --
                                                                                        ---------  ---------  ---------
TOTAL CONTINUING OPERATIONS..............................................                 222,190    150,842    127,345
  Discontinued operations................................................                  24,680     40,570     96,305
  Discontinued acquisitions..............................................                   2,983     --         --
                                                                                        ---------  ---------  ---------
                                                                                    2     249,853    191,412    223,650
                                                                                        ---------  ---------  ---------
OPERATING PROFIT
  Continuing operations..................................................                  13,586     14,602     10,221
  Acquisitions...........................................................                   4,937     --         --
                                                                                        ---------  ---------  ---------
TOTAL CONTINUING OPERATIONS..............................................                  18,523     14,602     10,221
  Discontinued operations................................................                   2,959      3,411      4,729
  Discontinued acquisitions..............................................                    (124)    --         --
                                                                                        ---------  ---------  ---------
                                                                                    2      21,358     18,013     14,950
EXCEPTIONAL ITEMS........................................................           3
  Continuing operations..................................................                  --         --         (3,130)
  Discontinued operations................................................                  --         --         (1,835)
                                                                                        ---------  ---------  ---------
OPERATING PROFIT AFTER EXCEPTIONAL ITEMS.................................           4      21,358     18,013      9,985
  Associated undertakings................................................                      21         21         86
  Profit less losses on disposal of interests in associates..............                  --         --             53
  Profit/(losses) and provision for losses on disposal of subsidiaries...                   4,051       (791)    (9,096)
  Goodwill written off on disposal of subsidiaries.......................                 (17,552)    --        (20,173)
                                                                                    6     (13,501)      (791)   (29,269)
                                                                                        ---------  ---------  ---------
PROFIT/(LOSS) ON ORDINARY ACTIVITIES BEFORE INTEREST.....................                   7,878     17,243    (19,145)
Net interest charge......................................................           7      (5,199)    (2,892)    (3,852)
                                                                                        ---------  ---------  ---------
PROFIT/(LOSS) ON ORDINARY ACTIVITIES BEFORE TAXATION.....................                   2,679     14,351    (22,997)
Taxation credit (charge).................................................           8      (4,529)    (4,527)     2,082
                                                                                        ---------  ---------  ---------
(LOSS)/PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION......................                  (1,850)     9,824    (25,079)
Minority interests--equity...............................................                    (505)      (400)      (263)
                                                                                        ---------  ---------  ---------
(LOSS)/PROFIT FOR THE FINANCIAL YEAR.....................................                  (2,355)     9,424    (25,342)
Dividends................................................................           9      (6,442)    (6,428)    (6,400)
                                                                                        ---------  ---------  ---------

RETAINED PROFIT/(LOSS)...................................................          24      (8,797)     2,996    (31,742)
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------
EARNINGS PER SHARE
(Loss)/earnings per share................................................          10        (2.8)p     11.4p     (30.7)p

ADWEST AUTOMOTIVE PLC

CONSOLIDATED BALANCE SHEET
AT 30 JUNE

                                                                                      NOTES    1998 L000  1997 L000
                                                                                    ---------  ---------  ---------
FIXED ASSETS
Tangible assets...................................................................         12     61,545     37,336
Investments.......................................................................         14        755        805
                                                                                               ---------  ---------
                                                                                                  62,300     38,141
                                                                                               ---------  ---------
CURRENT ASSETS
Stock and work in progress........................................................         15     18,969     15,387
Debtors (see note below)..........................................................         16     59,646     45,840
Bank and cash balances............................................................                19,732     22,272
                                                                                               ---------  ---------
                                                                                                  98,347     83,499
                                                                                               ---------  ---------
CREDITORS: DUE WITHIN ONE YEAR
Bank loans and overdrafts.........................................................         19      9,885        821
Creditors.........................................................................         17     72,159     43,266
Proposed final dividend...........................................................                 4,545      4,536
                                                                                               ---------  ---------
                                                                                                  86,589     48,623
                                                                                               ---------  ---------
NET CURRENT ASSETS................................................................                11,758     34,876
                                                                                               ---------  ---------
TOTAL ASSETS LESS CURRENT LIABILITIES.............................................                74,058     73,017

CREDITORS: DUE AFTER MORE THAN ONE YEAR:
Borrowings........................................................................         18     54,319     33,061
Others............................................................................         18      8,375      6,320
                                                                                               ---------  ---------
                                                                                                  62,694     39,381

PROVISIONS FOR LIABILITIES AND CHARGES............................................         21        (74)     1,533
                                                                                               ---------  ---------
NET ASSETS........................................................................          2     11,438     32,103
                                                                                               ---------  ---------
                                                                                               ---------  ---------

CAPITAL AND RESERVES
Called up share capital...........................................................         23     20,794     20,746
Share premium account.............................................................         23        486        355
Revaluation reserve...............................................................         24        761        876
Special reserve...................................................................         25     20,561     20,561
Profit and loss account...........................................................         24     38,885     47,235
                                                                                               ---------  ---------
EQUITY SHAREHOLDERS' FUNDS BEFORE GOODWILL........................................                81,487     89,773
Goodwill on acquisition...........................................................         26     73,241     60,322
                                                                                               ---------  ---------
SHAREHOLDERS' FUNDS--EQUITY.......................................................                 8,246     29,451

MINORITY EQUITY INTERESTS.........................................................                 3,192      2,652
                                                                                               ---------  ---------
                                                                                                  11,438     32,103
                                                                                               ---------  ---------
                                                                                               ---------  ---------

   Debtors include amounts recoverable after more than one year of L8,655,000
                               (1997:L7,671,000).

ADWEST AUTOMOTIVE PLC

CONSOLIDATED CASH FLOW STATEMENT

FOR THE YEAR ENDED 30 JUNE

                                                                                        1998       1997       1996
                                                                             NOTES      L000       L000       L000
                                                                           ---------  ---------  ---------  ---------

NET CASH INFLOW FROM OPERATING ACTIVITIES................................       28a     26,353     25,201     15,769
                                                                                      ---------  ---------  ---------

DIVIDENDS FROM ASSOCIATES................................................                     5          5          4
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest received........................................................                   427        400        538
Interest paid on loans...................................................                (4,961)    (3,235)    (4,079)
Interest paid on finance leases..........................................                  (434)      (285)      (329)
Dividends paid to minority interest......................................                    --         --       (122)
                                                                                      ---------  ---------  ---------
Net cash outflow from returns on investments and servicing of finance....                (4,968)    (3,120)    (3,992)
                                                                                      ---------  ---------  ---------
TAXATION PAID............................................................                (5,762)    (3,459)    (4,679)
                                                                                      ---------  ---------  ---------

CAPITAL EXPENDITURE
Purchase of tangible fixed assets........................................               (18,554)    (6,708)    (9,830)
Disposal of fixed assets.................................................                 1,817        792        811
                                                                                      ---------  ---------  ---------
Net cash outflow from capital expenditure................................               (16,737)    (5,916)    (9,019)
                                                                                      ---------  ---------  ---------
ACQUISITIONS AND DISPOSALS
Receipts from sale of subsidiaries and businesses........................        28f     21,141     12,373     28,445
Overdrafts and cash balances transferred as part of sale of
  subsidiaries...........................................................                    --      1,191        (44)
Receipts from sale of interest in associated undertaking.................                    --         --      1,221
Purchase of subsidiary undertakings......................................        28g    (35,172)    (1,809)   (34,282)
Cash acquired with subsidiary acquired...................................        28g      2,697         --        508
Additional investment in associate.......................................                   (38)        --         --
                                                                                      ---------  ---------  ---------
Net cash flow from acquisitions and disposals............................               (11,372)    11,755     (4,152)
                                                                                      ---------  ---------  ---------

EQUITY DIVIDENDS PAID....................................................                (6,440)    (6,418)    (6,398)
                                                                                      ---------  ---------  ---------

MANAGEMENT OF LIQUID RESOURCES
Cash withdrawn from/(paid into) short term deposits......................                12,811    (12,811)        --
Monies paid into escrow account..........................................                (1,822)        --         --
                                                                                      ---------  ---------  ---------
Net cash flow from management of liquid resources........................                10,989    (12,811)   (12,467)
                                                                                      ---------  ---------  ---------
NET CASH FLOW BEFORE FINANCING...........................................                (7,932)     5,237    (12,467)
                                                                                      ---------  ---------  ---------

FINANCING
Receipts from issue of ordinary share capital............................                   179        188        352
Additional capital contribution from minority interest...................                    --         --      1,346
New loans................................................................                34,813         --         --
Repayment of loans.......................................................               (23,951)    (9,853)    (1,455)
Finance lease capital repayments.........................................                  (875)      (344)      (321)
Movement on loan with associated undertaking.............................                    --         --        420
                                                                                      ---------  ---------  ---------
Net cash flow from financing.............................................                10,166    (10,009)       342
                                                                                      ---------  ---------  ---------
Increase/(decrease) in cash..............................................        28b      2,234     (4,772)   (12,125)
                                                                                      ---------  ---------  ---------
                                                                                      ---------  ---------  ---------

ADWEST AUTOMOTIVE PLC

                                                                                        1998       1997       1996
                                                                             NOTES      L000       L000       L000
                                                                           ---------  ---------  ---------  ---------

RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT (NOTE 28d)

Increase/(decrease) in cash in the year..................................                 2,234     (4,772)   (12,125)
Cash outflow from reduction in debt and lease financing..................                24,826     10,369      1,732
Cash inflow from new loans...............................................               (34,813)      (172)        --
Cash flow from (decrease)/increase in liquid resources...................               (10,989)    12,811         --
                                                                                      ---------  ---------  ---------
Change in net debt resulting from cash flows.............................               (18,742)    18,236    (10,393)
                                                                                      ---------  ---------  ---------
Finance leases sold with subsidiaries....................................                   435         --         --
Loans and finance leases acquired with subsidiaries......................               (15,297)        --       (537)
New finance leases.......................................................                (1,840)    (4,641)       (78)
Translation difference...................................................                 1,266      2,607         --
                                                                                      ---------  ---------  ---------
Movement in net debt in the year.........................................               (34,178)    16,202    (11,008)
Net debt at 1 July.......................................................               (17,959)   (34,161)   (23,153)
                                                                                      ---------  ---------  ---------
Net debt at 30 June......................................................               (52,137)   (17,959)   (34,161)
                                                                                      ---------  ---------  ---------
                                                                                      ---------  ---------  ---------

ADWEST AUTOMOTIVE PLC

STATEMENT OF CONSOLIDATED RECOGNISED GAINS AND LOSSES

FOR THE YEAR ENDED 30 JUNE

                                                                                      1998       1997       1996
                                                                                      L000       L000       L000
                                                                                    ---------  ---------  ---------

(Loss)/profit for the financial year..............................................     (2,355)     9,424    (25,342)
Unrealised deficit on revaluation of properties...................................     --         --            (50)
Currency translation differences on net investments...............................        332     (2,219)      (462)
                                                                                    ---------  ---------  ---------
TOTAL RECOGNISED (LOSSES)/GAINS FOR THE FINANCIAL YEAR............................     (2,023)     7,205    (25,854)
                                                                                    ---------  ---------  ---------
                                                                                    ---------  ---------  ---------

RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

FOR THE YEAR ENDED 30 JUNE

                                                                                      1998       1997       1996
                                                                                      L000       L000       L000

(Loss)/profit for the financial year..............................................     (2,355)     9,424    (25,342)
Ordinary dividends................................................................     (6,442)    (6,428)    (6,400)
                                                                                    ---------  ---------  ---------
Retained (loss)/profit for the year...............................................     (8,797)     2,996    (31,742)
Goodwill on disposal of subsidiaries included in the profit and loss account for
  the year but previously written off.............................................     17,552         --     20,173
Other recognised gains and losses.................................................        332     (2,219)      (512)
New share capital issued..........................................................        179        188        352
Goodwill in the year on acquisitions (see note 26)................................    (30,471)    (1,329)   (29,289)
                                                                                    ---------  ---------  ---------
Net reductions to shareholders' funds.............................................    (21,205)      (364)   (41,018)
                                                                                    ---------  ---------  ---------
Shareholders' funds brought forward...............................................     29,451     29,815     70,833
                                                                                    ---------  ---------  ---------
Shareholders' funds carried forward...............................................      8,246     29,451     29,815
                                                                                    ---------  ---------  ---------
                                                                                    ---------  ---------  ---------

ADWEST AUTOMOTIVE PLC

NOTES TO THE ACCOUNTS

1  PRINCIPAL ACCOUNTING POLICIES

(a) The financial statements have been prepared under the historical cost convention modified by the revaluation of certain properties, the Companies Act 1985 and in accordance with applicable accounting standards.

(b) The consolidated accounts incorporate the accounts of the holding company and its subsidiaries, together with the group's share of the results of its associated undertakings.

   Results of subsidiaries acquired are included from the effective date of acquisition. Results of subsidiary and business disposals are included up to the effective date of disposal.

(c) Premiums for goodwill and discounts on the acquisition of businesses, subsidiary and associated undertakings are dealt with through reserves at the time of purchase. The profit or loss on disposal of previously acquired businesses reflects the attributable amount of premium or discount on acquisition relating to that business.

(d) Depreciation and amortisation of fixed assets is on a straight line basis calculated at the annual rates set out below which are estimated to write off each asset over the term of its useful life to its residual value.

Freehold buildings.............. 2-2 1/2%  Plant and equipment............... 10-15%
Long leasehold property........... 2 1/2%  Vehicles............................. 25%
Short leasehold property.... over term of
 lease

(e) Deferred taxation is calculated using the liability method in respect of the taxation effect of all timing differences to the extent that it is probable that provisions will crystallise in the foreseeable future.

(f) Assets held under finance leases are capitalised as tangible fixed assets and depreciated in line with group policy. The corresponding liability, net of interest charges, is categorised under creditors due within one year and after one year, as appropriate.

   The interest element of the lease instalments is allocated over the life of each lease so as to produce a constant periodic rate of charge.

(g) Operating leases are accounted for by charging the instalments as an expense in the profit and loss account, on a straight line basis.

(h) Exchange rates

    (i) Transactions denominated in foreign currencies are recorded at the rate of exchange ruling at the date of the transaction. Balances denominated in foreign currencies are translated into sterling at the exchange rate ruling on the balance sheet date. Differences on exchange are dealt with through the profit and loss account.

    (ii) Exchange differences on translation of the net investment in overseas subsidiaries and associated undertakings are taken to reserves. To the extent that such net investment is matched by a corresponding currency borrowing, the matching exchange difference is also taken to reserves.

    (iii) Profits and losses of overseas subsidiaries are translated at average rates of exchange during the year. The adjustment to financial year end rates is taken to reserves.

(i) Research and development expenditure is charged to the profit and loss account as incurred.

ADWEST AUTOMOTIVE PLC

1  PRINCIPAL ACCOUNTING POLICIES (CONTINUED)
(j) Estimated current pension scheme surpluses are spread over the expected average working lifetime of current pension scheme members after deducting the regular cost of providing pension benefits.

(k) Stock and work in progress

    (i) Stock and work in progress is stated at the lower of cost, including factory overheads, and net realisable value.

    (ii) Any significant pre-production costs on new products which are not pre-funded by the customer are carried forward in work in progress. These costs are then written off on a unit of production basis over the life of the contract with the customer.

2  SEGMENTAL ANALYSIS

    Turnover of the group, operating profit and net assets are analysed as follows:

                                                                                     1998       1997       1996
                                                                                     L000       L000       L000
                                                                                   ---------  ---------  ---------
CLASS OF BUSINESS
TURNOVER
Automotive:
UK...............................................................................     79,696     77,347     45,649
Rest of Europe...................................................................    134,384     65,315     70,871
USA..............................................................................      8,110      8,180     10,825
                                                                                   ---------  ---------  ---------
Continuing operations............................................................    222,190    150,842    127,345
Discontinued operations..........................................................     27,663     40,570     96,305
                                                                                   ---------  ---------  ---------
                                                                                     249,853    191,412    223,650
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
OPERATING PROFIT
Automotive:
UK...............................................................................      7,281      6,637      3,827
Rest of Europe...................................................................     11,864      7,547      2,242
USA..............................................................................       (622)       418      1,022
                                                                                   ---------  ---------  ---------
Continuing operations............................................................     18,523     14,602      7,091
Discontinued operations..........................................................      2,835      3,411      2,894
                                                                                   ---------  ---------  ---------
                                                                                      21,358     18,013      9,985
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
NET ASSETS
Automotive continuing operations.................................................     62,545     35,028
Discontinued operations..........................................................       (501)    13,704
                                                                                   ---------  ---------
                                                                                      62,044     48,732
                                                                                   ---------  ---------
                                                                                   ---------  ---------

ADWEST AUTOMOTIVE PLC

2  SEGMENTAL ANALYSIS (CONTINUED)

                                                      TURNOVER BY DESTINATION            TURNOVER BY ORIGIN
                                                  -------------------------------  -------------------------------
                                                    1998       1997       1996       1998       1997       1996
                                                    L000       L000       L000       L000       L000       L000
                                                  ---------  ---------  ---------  ---------  ---------  ---------
GEOGRAPHICAL SEGMENTS
United Kingdom..................................     76,193     84,583     98,189     79,696     91,895    112,316
Rest of Europe..................................    140,542     72,736     64,905    137,367     65,315     81,697
USA.............................................     29,627     31,167     39,003     32,790     34,202     29,637
Rest of the World...............................      3,491      2,926     21,553     --         --         --
                                                  ---------  ---------  ---------  ---------  ---------  ---------
                                                    249,853    191,412    223,650    249,853    191,412    223,650
                                                  ---------  ---------  ---------  ---------  ---------  ---------
                                                  ---------  ---------  ---------  ---------  ---------  ---------

                                                                    OPERATING PROFIT               NET ASSETS
                                                             -------------------------------  --------------------
                                                               1998       1997       1996       1998       1997
                                                               L000       L000       L000       L000       L000
                                                             ---------  ---------  ---------  ---------  ---------
GEOGRAPHICAL SEGMENTS
United Kingdom.............................................      7,281      7,397      5,348     26,708     24,570
Rest of Europe.............................................     11,740      7,547      2,242     28,964      9,209
USA........................................................      2,337      3,069      2,395      6,372     14,953
Rest of the World..........................................     --         --         --         --         --
                                                             ---------  ---------  ---------  ---------  ---------
                                                                21,358     18,013      9,985     62,044     48,732
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------

                                                                                                 1998       1997
                                                                                                 L000       L000
                                                                                               ---------  ---------
RECONCILIATION OF CONSOLIDATED NET ASSETS
Net assets as shown above....................................................................     62,044     48,732
Associated undertaking.......................................................................        114         81
Proposed dividend............................................................................     (4,545)    (4,536)
Net borrowings...............................................................................    (44,472)   (11,610)
Net taxation payable and deferred taxation...................................................     (1,703)      (564)
                                                                                               ---------  ---------
Net assets per consolidated balance sheet....................................................     11,438     32,103
                                                                                               ---------  ---------
                                                                                               ---------  ---------

3  EXCEPTIONAL ITEMS

                                                                                             1998       1997       1996
                                                                                             L000       L000       L000
                                                                                           ---------  ---------  ---------

ONGOING ACTIVITIES:
Reorganisation and redundancy costs within the Automotive Division including
  reduction of French Productive capacity................................................     --         --          3,130
DISCONTINUED AND TO BE DISCONTINUED ACTIVITIES
Reorganisation and redundancy cost re Power Systems Division.............................     --         --            607
Redundancy, disruption and related costs with US electronics following
  cancellation of customer order.........................................................     --         --          1,228
                                                                                           ---------  ---------  ---------
                                                                                              --         --          4,965
                                                                                           ---------  ---------  ---------
                                                                                           ---------  ---------  ---------

ADWEST AUTOMOTIVE PLC

4  OPERATING PROFIT

    Operating profit can be analysed as follows:

                                                                                    1998        1997       1996
                                                                                    L000        L000       L000

Turnover.......................................................................     249,853     191,412    223,650
Cost of sales..................................................................    (210,178)   (156,799)   188,046
                                                                                 ----------  ----------  ---------
Gross profit...................................................................      39,675      34,613     35,604
Distribution costs.............................................................      (6,197)     (4,404)    (7,274)
Administration expenses........................................................     (12,120)    (12,196)   (18,345)
                                                                                 ----------  ----------  ---------
Operating profit after exceptional items.......................................      21,358      18,013      9,985
                                                                                 ----------  ----------  ---------
                                                                                 ----------  ----------  ---------

Included above in 1996 is cost of sales of L670,000 and administration costs of L4,295,000 relating to exceptional items.

                                                                                         1998       1997       1996
                                                                                         L000       L000       L000
                                                                                       ---------  ---------  ---------

OPERATING PROFIT IS AFTER CREDITING
Rents receivable.....................................................................        378        127      2,437
Pension credit (note 5)..............................................................      1,200      1,050        876
Industrial development government grant..............................................         36         68         80
AND AFTER CHARGING:
Hire of plant and machinery..........................................................        269        125        560
Other operating leases...............................................................        428        220      1,937
Depreciation of fixed assets--owned..................................................      9,193      7,481      8,691
Depreciation of fixed assets held under finance leases...............................        402        174        159
Auditors' remuneration--audit........................................................        257        274        358
Auditors' remuneration--other........................................................         79        142        438
Research and development.............................................................      4,283      3,988      4,140
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

ADWEST AUTOMOTIVE PLC

5  EMPLOYEES OF THE GROUP AND PENSIONS COST

                                                                                         1998         1997         1996
                                                                                        NUMBER       NUMBER       NUMBER
                                                                                      -----------  -----------  -----------

THE AVERAGE NUMBER OF PERSONS EMPLOYED BY THE GROUP WAS AS FOLLOWS:
Production..........................................................................       3,270        2,290        3,219
Distribution........................................................................          85           49          106
Administration......................................................................         418          398          446
                                                                                      -----------  -----------  -----------
                                                                                           3,773        2,737        3,771
                                                                                      -----------  -----------  -----------
                                                                                      -----------  -----------  -----------

                                                                                         1998         1997         1996
                                                                                         L000         L000         L000
                                                                                      -----------  -----------  -----------
THE AGGREGATE PAYROLL COSTS OF THESE PERSONS WERE AS FOLLOWS:
Wages and salaries..................................................................      55,506       40,207       53,413
Social security costs...............................................................      11,149        7,950        9,711
Pension costs.......................................................................         138           70          278
                                                                                      -----------  -----------  -----------
                                                                                          66,793       48,227       63,402
                                                                                      -----------  -----------  -----------
                                                                                      -----------  -----------  -----------

The Adwest Group 1988 Pension and Assurance Plan is a defined benefit scheme for employees of the company and its UK subsidiaries who qualify for membership. The assets of the scheme are held in separate trustee administered funds. Other small pension schemes exist in certain subsidiaries.

Pension costs are determined in accordance with the recommendations of independent actuaries using the projected unit method, so as to spread the cost of pensions over employees' working lives with the group. Actuarial valuations are completed every three years, the most recent being at 6 April 1995. The assumptions which have the most significant effect on the results of the valuation are those relating to the rate of return on investments and the rates of increase in salaries and pensions. It was assumed that the average investment return would exceed by 2% per annum the average rate of salary increase and that present and future pensions would increase at a rate of 4% per annum.

At 6 April 1995 the assets of the plan amounted to L36,646,000, with investments taken at market value. At that date, the actuarial value of the assets was sufficient to cover 128% of the benefits that had accrued to members, after allowing for expected future increases in earnings and pensions. Accordingly, the actuaries have indicated that no company contributions were required and therefore the Trustees have not called for, and the group has not paid, any contributions during the year. The actuaries are currently carrying out a valuation of the Plan as at 6 April 1998.

Using the same assumptions as in previous years, the credit to profits for the year in respect of pensions would have been L1,600,000. In the light of recent changes to tax credits available to exempt funds and until the actuarial valuation at 6 April 1998 is available, it has been decided based on actuarial advice, to limit the effect of pensions on the profit and loss account for the year to a credit of L1,200,000 (1997: L1,050,000, 1996: L876,000). This credit represents the amortisation of surpluses over the expected average working lifetime of the current membership less the regular cost of providing pension benefits.

The consolidated balance sheet recognises a prepayment of L7,948,000 (1997:
L6,748,000) representing the excess of the amortisation of surpluses over the accumulated regular cost of providing benefits.

ADWEST AUTOMOTIVE PLC

6  DISPOSALS

                                                                                         1998       1997       1996
                                                                                         L000       L000       L000
                                                                                       ---------  ---------  ---------
Discontinued:
Property Division....................................................................       (689)    --         (1,574)
Automotive Division..................................................................     --         --             15
UK Power Systems.....................................................................       (558)      (791)    (5,742)
Profit on disposal of US Electronics before goodwill write off.......................      5,891     --         --
Loss on disposal of Heidemann Oberflachentechnik GmbH................................       (593)    --         --
Cost of disposal.....................................................................     --         --         (1,795)
                                                                                       ---------        ---  ---------
                                                                                           4,051       (791)    (9,096)
Goodwill on disposal.................................................................    (17,552)    --        (20,173)
                                                                                       ---------        ---  ---------
                                                                                         (13,501)      (791)   (29,269)
                                                                                       ---------        ---  ---------
                                                                                       ---------        ---  ---------

7  NET INTEREST CHARGE

                                                                                          1998       1997       1996
                                                                                          L000       L000       L000
                                                                                        ---------  ---------  ---------
Payable on bank loans and overdrafts repayable within five years......................     (4,250)    (2,390)    (1,991)
Payable on loans repayable after more than five years.................................       (916)      (852)    (2,162)
Payable on finance leases.............................................................       (434)      (309)      (329)
                                                                                        ---------  ---------  ---------
                                                                                           (5,600)    (3,551)    (4,482)
Bank and other interest receivable....................................................        401        659        630
                                                                                        ---------  ---------  ---------
                                                                                           (5,199)    (2,892)    (3,852)
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

8  TAXATION ON ORDINARY ACTIVITIES

                                                                                            1998       1997       1996
                                                                                            L000       L000       L000
                                                                                          ---------  ---------  ---------
TAXATION OF PROFITS ON ORDINARY ACTIVITIES IS MADE UP AS FOLLOWS:
UK corporation tax at 31% (1997:32.5%; 1996:33%)........................................      2,901      1,258      1,906
Overseas taxation.......................................................................      1,994      2,112      1,320
Associated undertakings (including overseas taxation of L2,000 (1997: L8,000, 1996:
  L12,000)).............................................................................          2          8         31
Deferred taxation (note 21).............................................................       (332)     1,133     (1,878)
Prior year adjustments..................................................................        (36)        16       (297)
ACT written off.........................................................................     --         --          1,000
                                                                                          ---------  ---------  ---------
                                                                                              4,529      4,527      2,082
                                                                                          ---------  ---------  ---------
                                                                                          ---------  ---------  ---------

Total loss on disposals included in the Profit and Loss account, including goodwill, is L13.5 million (1997 L791,000, 1996 L29.3 million) and the related taxation charge is nil (1997 nil, 1996 nil).

ADWEST AUTOMOTIVE PLC

9  DIVIDENDS

                                                                                             1998       1997       1996
                                                                                             L000       L000       L000
                                                                                           ---------  ---------  ---------
Interim paid 2.3p per share..............................................................      1,897      1,892      1,877
Final proposed 5.5p per share............................................................      4,545      4,536      4,523
                                                                                           ---------  ---------  ---------
                                                                                               6,442      6,428      6,400
                                                                                           ---------  ---------  ---------
                                                                                           ---------  ---------  ---------

Shareholders holding 468,009 (1997: 533,792, 1996: 554,678) shares at 30 June
1998 have waived their entitlement to dividends and have been paid no dividends during the year.

10  EARNINGS PER SHARE

(Loss)/earning per share are based on losses of L2,355,000 (1997 earnings of L9,424,000, 1996 losses of L25,342,000) and on 83,057,054 (1997: 82,863,578,
1996: 82,504,902) ordinary shares in issue in the year weighted on a time basis.

11  NOTE OF HISTORICAL COST PROFITS/(LOSSES)

                                                                                        1998       1997       1996
                                                                                        L000       L000       L000
                                                                                      ---------  ---------  ---------
Profit/(loss) on ordinary activities before taxation................................      2,679     14,351    (22,997)
Realisation of property revaluation gains of prior years............................     --            433     14,845
Difference between the historical cost depreciation charge and the actual
  depreciation for the year calculated on the revalued amount.......................        100         75         21
                                                                                      ---------  ---------  ---------
Historical cost profit/(loss) on ordinary activities before taxation................      2,779     14,859     (8,131)
                                                                                      ---------  ---------  ---------
Historical cost (loss)/profit retained after taxation, minority interest and
  dividends.........................................................................     (8,697)     3,504    (16,876)
                                                                                      ---------  ---------  ---------
                                                                                      ---------  ---------  ---------

ADWEST AUTOMOTIVE PLC

12  FIXED ASSETS: TANGIBLE ASSETS

                                                                                              ASSETS IN
                                                              LAND AND    PLANT VEHICLES       COURSE
                                                              BUILDINGS    AND EQUIPMENT   OF CONSTRUCTION    TOTAL
                                                                L000           L000             L000          L000
                                                             -----------  ---------------  ---------------  ---------
COST OR VALUATION
At 1 July 1997.............................................      11,155         62,758            2,763        76,676
Exchange rate adjustments..................................        (966)        (2,462)          --            (3,428)
Additions..................................................       2,353         17,639           --            19,992
Disposals..................................................      (2,192)        (7,334)          --            (9,526)
Transfers between categories...............................       3,255           (492)          (2,763)       --
Acquisition of subsidiaries................................      12,267         35,277           --            47,544
Disposal of fixed assets with subsidiaries sold............      (1,206)        (6,162)          --            (7,368)
                                                             -----------        ------           ------     ---------
At 30 June 1998............................................      24,666         99,224           --           123,890
                                                             -----------        ------           ------     ---------
DEPRECIATION
At 1 July 1997.............................................       2,403         36,937           --            39,340
Exchange rate adjustments..................................        (146)        (1,816)          --            (1,962)
Disposals..................................................        (692)        (5,936)          --            (6,628)
Transfer between categories................................         158           (158)          --            --
Acquisition of subsidiaries................................       1,406         24,738           --            26,144
Disposal of subsidiaries...................................        (945)        (3,199)          --            (4,144)
Charge for the year........................................         671          8,924           --             9,595
                                                             -----------        ------           ------     ---------
At 30 June 1998............................................       2,855         59,490           --            62,345
                                                             -----------        ------           ------     ---------
NET BOOK VALUES AT 30 JUNE 1998............................      21,811         39,734           --            61,545
                                                             -----------        ------           ------     ---------
Net book values at 30 June 1997............................       8,752         25,821            2,763        37,336
                                                             -----------        ------           ------     ---------
                                                             -----------        ------           ------     ---------

                                                                                   INVESTMENT       OTHER
                                                                                   PROPERTIES    PROPERTIES     TOTAL
                                                                                      L000          L000        L000
                                                                                  -------------  -----------  ---------
ANALYSIS OF LAND AND BUILDINGS
BY TENURE AT NET BOOK VALUE:
Freehold........................................................................       --            19,103      19,103
Long lease......................................................................          434        --             434
Short lease.....................................................................          137         2,137       2,274
                                                                                        -----    -----------  ---------
                                                                                          571        21,240      21,811
                                                                                        -----    -----------  ---------
                                                                                        -----    -----------  ---------
BY COST OR VALUATION:
Cost............................................................................       --            23,014      23,014
Professional valuation--1989 to 1997............................................       --             1,050       1,050
Directors' valuation--1998......................................................          602        --             602
                                                                                        -----    -----------  ---------
                                                                                          602        24,064      24,666
                                                                                        -----    -----------  ---------
                                                                                        -----    -----------  ---------

ADWEST AUTOMOTIVE PLC

12  FIXED ASSETS: TANGIBLE ASSETS (CONTINUED)

                                                                                                   1998       1997
                                                                                                   L000       L000
                                                                                                 ---------  ---------
HISTORICAL COST OF LAND AND BUILDINGS:
Cost...........................................................................................     23,843     10,276
Depreciation...................................................................................      2,793      2,400
                                                                                                 ---------  ---------
                                                                                                    21,050      7,876
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

The net book value for the group included L6,578,000 (1997: L4,462,000) in respect of land and buildings and assets in the course of construction and L1,222,000 (1997: L551,000) in respect of plant, vehicles and equipment held under finance leases. The depreciation included above in respect of these assets is L402,000 (1997: L174,000).

The net book value of land and buildings includes amounts of L571,000 (1997:
L1,945,000) relating to investment properties and L1,110,000 (1997: L486,000) relating to the value of land in other freehold property on which no depreciation is charged.

                                                                                             1998       1997       1996
                                                                                             L000       L000       L000
                                                                                           ---------  ---------  ---------
CAPITAL COMMITMENTS:
Contracts placed.........................................................................      3,298      3,494      2,718
                                                                                           ---------  ---------  ---------
                                                                                           ---------  ---------  ---------

13  SHARE OPTION TRUST

    As at 30 June 1998, the total market value of own shares within the share option trust was L62,000 below the original total cost. The directors do not consider this diminution in value to be permanent and therefore no provision has been made.

    At 30 June 1998 the nominal value of own shares with the share option trust was L114,392 (1997: L133,448).

14  INVESTMENTS

                                                                                                         1998         1997
                                                                                                         L000         L000
                                                                                                         -----        -----
Investment in associated undertaking................................................................         114           81
Investment in own shares............................................................................         641          724
                                                                                                             ---          ---
                                                                                                             755          805
                                                                                                             ---          ---
                                                                                                             ---          ---

ADWEST AUTOMOTIVE PLC

14  INVESTMENTS (CONTINUED)

                                                                                                         1998         1997
                                                                                                         L000         L000
                                                                                                         -----        -----
THE GROUP'S INVESTMENTS IN ASSOCIATED UNDERTAKING IS AS FOLLOWS:
Investments in shares of associated undertaking at cost
Share of post acquisition retained profits..........................................................          53           15
Share of net assets.................................................................................          61           66
                                                                                                                           --
                                                                                                             ---
                                                                                                             114           81
                                                                                                             ---           --
                                                                                                             ---           --

                                                                                                     UNLISTED SHARES
                                                                                                          L000
                                                                                                    -----------------
At July 1997......................................................................................             81
Exchange differences..............................................................................            (19)
Share of profit before taxation...................................................................             21
Share of taxation.................................................................................             (2)
Dividends.........................................................................................             (5)
Additional investments in year....................................................................             38
                                                                                                              ---
At 30 June 1998...................................................................................            114
                                                                                                              ---
                                                                                                              ---

The results included for the associate are for the year ended 31 March 1998, the latest available audited accounts.

Details of associated undertakings are set out in note 30.

15  STOCK AND WORK IN PROGRESS

                                                                                                   1998       1997
                                                                                                   L000       L000
                                                                                                 ---------  ---------
Raw materials..................................................................................      7,756      5,866
Work in progress...............................................................................      8,709      6,142
Finished goods.................................................................................      2,504      3,379
                                                                                                 ---------  ---------
                                                                                                    18,969     15,387
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

16  DEBTORS

                                                                                                   1998       1997
                                                                                                   L000       L000
                                                                                                 ---------  ---------
Trade debtors..................................................................................     38,384     32,925
Other debtors..................................................................................      7,738      2,843
Taxation recoverable...........................................................................      1,395        923
Prepayments and accrued income.................................................................     12,129      9,149
                                                                                                 ---------  ---------
                                                                                                    59,646     45,840
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

Included in group prepayments is a sum of L7,948,000 (1997: L6,748,000) attributable to advanced pension contributions extending beyond one year (note
5).

ADWEST AUTOMOTIVE PLC

16  DEBTORS (CONTINUED)
Taxation recoverable in the group includes advanced corporation tax recoverable after more than one year of L502,000 (1997: L923,000) which is expected to be offset against mainstream corporation tax.

17  CREDITORS

                                                                                                   1998       1997
                                                                                                   L000       L000
                                                                                                 ---------  ---------
Trade creditors................................................................................     37,952     26,077
Finance lease obligations (note 20)............................................................        891        643
Other creditors................................................................................     11,505      1,702
PAYE and social security.......................................................................      4,553      3,543
Taxation payable...............................................................................      3,551      3,158
Accruals and deferred income...................................................................     13,707      8,143
                                                                                                 ---------  ---------
                                                                                                    72,159     43,266
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

Taxation payable in the Group includes advance corporation tax amounting to L1,136,000 (1997: L1,132,000) attributable to the proposed final dividend.

18  CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                                                   1998       1997
                                                                                                   L000       L000
                                                                                                 ---------  ---------
Borrowings (note 19)...........................................................................     54,319     33,061
Finance lease obligations (note 20)............................................................      6,774      5,706
Retirement indemnity provision.................................................................      1,601        614
                                                                                                 ---------  ---------
                                                                                                    62,694     39,381
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

19  BORROWINGS

                                                                                                   1998       1997
                                                                                                   L000       L000
                                                                                                 ---------  ---------
Bank overdrafts................................................................................      6,842        298
Bank and other loans repayable within one year.................................................      3,043        523
                                                                                                 ---------  ---------
                                                                                                     9,885        821
                                                                                                 ---------  ---------
Bank and other loans repayable:
  Between one and two years....................................................................     14,503        150
  Between two and five years...................................................................     25,358     23,292
  In five years or more........................................................................     14,458      9,619
                                                                                                 ---------  ---------
                                                                                                    54,319     33,061
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

In 1998, loans repayable after one year represent:

-- Loans from two financial institutions totalling US $40,000,000. These US notes are repayable in six annual instalments commencing in March 2000 and bear interest at a fixed rate of 8.6%.

ADWEST AUTOMOTIVE PLC

19  BORROWINGS (CONTINUED)
-- A FF 85,000,000 loan from a UK bank, which is repayable in December 1999 and bears interest at a fixed rate of 4.99%.

-- A DM 30,000.000 loan from a UK bank, which bears interest at a fixed rate of 5.51%, and is repayable in five annual instalments commencing in October 1998.

-- A DM 20,000,000 loan which bears interest at a fixed rate of 5.47%, and is repayable in January 2003.

-- A DM 20,000,000 loan which bears interest at a fixed rate of 5.84%, and is repayable in twenty quarterly instalments commencing in March 2003.

Other bank borrowing bear interest at fluctuating rates, linked to the London Inter-Bank Market rate.

There are no borrowings in the associated undertaking.

At 30 June 1998, the Group had forward contracts outstanding in Japanese Yen amounting to the equivalent of L1,124,798 (1997: L1,415,000).

20  OBLIGATIONS UNDER FINANCE LEASES

                                                                                                     1998       1997
                                                                                                     L000       L000
                                                                                                   ---------  ---------
THE FUTURE FINANCE LEASES PAYMENTS, TO WHICH THE GROUP WERE COMMITTED
AT 30 JUNE, WERE AS FOLLOWS:
Within one year..................................................................................        891        643
Between one and five years.......................................................................      2,810      3,599
Over five years..................................................................................      3,964      2,107
                                                                                                   ---------  ---------
                                                                                                       7,665      6,349
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------

ADWEST AUTOMOTIVE PLC

21  PROVISIONS FOR LIABILITIES AND CHARGES

                                                           PROVISION FOR LOSS ON
                                                                DISPOSAL OF       REORGANISATION    DEFERRED
                                                               SUBSIDIARIES          PROVISION      TAXATION      TOTAL
                                                                   L000                L000           L000        L000
                                                           ---------------------  ---------------  -----------  ---------
At 1 July 1997...........................................              400               2,804         (1,671)      1,533
Exchange rate adjustments................................               --                 (26)           (32)        (58)
Acquisition of subsidiaries..............................               --                  --                 17          17
Charge to profit and loss account........................               --                 279           (332)        (53)
Provisions utilised......................................             (300)             (1,895)            -       (2,195)
Advance corporation tax and other movements..............               --                  --            867         867
Disposal of subsidiaries and business....................               --                (883)           698        (185)
                                                                       ---              ------     -----------  ---------
At 30 June 1998..........................................              100                 279           (453)        (74)
                                                                       ---              ------     -----------  ---------
                                                                       ---              ------     -----------  ---------

                                                                       AMOUNTS               AMOUNTS
                                                                   NOT PROVIDED FOR        PROVIDED FOR
                                                                  IN THESE ACCOUNTS     IN THESE ACCOUNTS
                                                                 --------------------  --------------------
                                                                   1998       1997       1998       1997
                                                                   L000       L000       L000       L000
                                                                 ---------  ---------  ---------  ---------
BALANCES FOR THE PROVISION OF DEFERRED TAXATION ARE ANALYSED AS
FOLLOWS:
Accelerated capital allowances.................................         --         --     (1,650)     2,097
Other timing differences.......................................        349        163      1,432     (1,247)
                                                                 ---------  ---------  ---------  ---------
                                                                       349        163       (218)       850
Advanced corporation tax recoverable...........................         --         --       (235)    (2,521)
                                                                 ---------  ---------  ---------  ---------
                                                                       349        163       (453)    (1,671)
                                                                 ---------  ---------  ---------  ---------
                                                                 ---------  ---------  ---------  ---------

ADWEST AUTOMOTIVE PLC

22  LEASE OBLIGATIONS

                                                                                LAND AND BUILDINGS
                                                                                                              OTHER
                                                                               --------------------  ------------------------
                                                                               1998 L000  1997 L000   1998 L000    1997 L000
                                                                               ---------  ---------     -----        -----
OPERATING LEASE RENTALS PAYABLE WITHIN ONE YEAR RELATING TO
COMMITMENTS EXPIRING:
Within one year..............................................................         --         77         271          121
Within two and five years....................................................         97        384         443          475
After five years.............................................................        945        884      --           --
                                                                               ---------  ---------         ---          ---
                                                                                   1,042      1,345         714          596
                                                                               ---------  ---------         ---          ---
                                                                               ---------  ---------         ---          ---

23  SHARE CAPITAL AND SHARE PREMIUM ACCOUNT

                                                                                             CALLED UP AND FULLY
                                                                            AUTHORISED               PAID
                                                                       --------------------  --------------------
                                                                       1998 L000  1997 L000  1998 L000  1997 L000
                                                                       ---------  ---------  ---------  ---------
Ordinary shares of 25p each..........................................     25,000     25,000     20,794     20,746
                                                                       ---------  ---------  ---------  ---------
                                                                       ---------  ---------  ---------  ---------

                                                                                    NOMINAL VALUE    SHARE PREMIUM
                                                                         NUMBER         L000             L000
                                                                      ------------  -------------  -----------------
At 1 July 1997......................................................    82,983,820       20,746              355
Shares issued under option schemes..................................       190,088           48              131
                                                                      ------------       ------              ---
At 30 June 1998.....................................................    83,173,908       20,794              486
                                                                      ------------       ------              ---
                                                                      ------------       ------              ---

24  RESERVES

                                                                          PROFIT AND LOSS
                                                            REVALUATION     COMPANY AND     PROFIT AND LOSS   PROFIT AND
                                                              RESERVE      SUBSIDIARIES       ASSOCIATED      LOSS TOTAL
                                                               L000            L000        UNDERTAKING L000      L000
                                                           -------------  ---------------  -----------------  -----------
At 1 July 1997...........................................          876          47,169                66          47,235
Retained (loss)/profit for the year......................           --          (8,811)               14          (8,797)
Exchange rate adjustments................................          (15)            366               (19)            347
Depreciation on revalued assets..........................         (100)            100                --             100
                                                                                                      --
                                                                   ---          ------                        -----------
At 30 June 1998..........................................          761          38,824                61          38,885
                                                                   ---          ------                --      -----------
                                                                   ---          ------                --      -----------

25  SPECIAL RESERVE

The special reserve was created on 31 January 1996 when court permission was obtained for the cancellation of the share premium account, which had a value at that date of L20,561,000. The special reserve is non distributable.

ADWEST AUTOMOTIVE PLC

26  GOODWILL

                                                                                     1998 L000  1997 L000  1996 L000
                                                                                     ---------  ---------  ---------
At start of year...................................................................     60,322     58,993     49,877
Purchase of Conversion Devices Inc.................................................     --         --          3,498
Purchase of Rearsby Automotive Limited.............................................     --         --         25,539
Transferred to profit and loss account on disposal of subsidiaries.................    (17,552)    --        (20,173)
Additional goodwill re Conversion Devices Inc......................................     --            734     --
Additional goodwill re Rearsby Automotive Limited..................................     --            595     --
Purchase of Heidemann Verwatungsgesellschaft mit beschranker Haftung...............     29,318     --         --
Other adjustments..................................................................      1,153     --            252
                                                                                     ---------  ---------  ---------
At end of year.....................................................................     73,241     60,322     58,993
                                                                                     ---------  ---------  ---------
                                                                                     ---------  ---------  ---------

27  DIRECTORS' EMOLUMENTS AND SHARE INTERESTS

                                                                                                1998 L000    1997 L000    1996 L000
                                                                                                  -----        -----        -----
TOTAL DIRECTORS' EMOLUMENTS:
Fees and benefits to non-executive directors.................................................          99          121          130
Remuneration (including pension contributions)...............................................         621          498          622
Performance related emoluments...............................................................          95          217          100
                                                                                                      ---          ---          ---
                                                                                                      815          836          852
                                                                                                      ---          ---          ---
                                                                                                      ---          ---          ---

28  CONSOLIDATED CASH FLOW STATEMENT

                                                                                  1998 L000  1997 L000  1996 L000
                                                                                  ---------  ---------  ---------
(a) RECONCILIATION OF OPERATING PROFIT TO NET CASH FLOW FROM
OPERATING ACTIVITIES
Operating profit................................................................     21,358     18,013      9,985
Depreciation....................................................................      9,595      7,655      8,850
Loss/(profit) on disposal of fixed assets.......................................        247        (86)    --
Acquisition provisions utilised.................................................     --         --           (272)
(Increase)/decrease in stocks...................................................     (3,688)     5,241     (2,093)
(Increase)/decrease in debtors..................................................     (3,726)    (1,145)    (2,102)
Increase/(decrease) in creditors................................................      2,567     (4,477)     1,401
                                                                                  ---------  ---------  ---------
Net cash flow from operating activities.........................................     26,353     25,201     15,769
                                                                                  ---------  ---------  ---------
                                                                                  ---------  ---------  ---------

ADWEST AUTOMOTIVE PLC

28  CONSOLIDATED CASH FLOW STATEMENT (CONTINUED)

                                                                                      SHARE CAPITAL    SHARE PREMIUM
                                                                           CASH L000      L000             L000
                                                                           ---------  -------------  -----------------
(b) ANALYSIS OF CHANGES IN CASH AND FINANCING DURING THE YEAR
At 1 July 1996...........................................................     12,073       20,695              218
Non-cash movements.......................................................      3,000       --               --
Exchange movements.......................................................     (1,138)      --               --
Net cash inflows.........................................................     (4,772)          51              137
                                                                           ---------       ------              ---
Change in the year.......................................................     (2,910)          51              137
                                                                           ---------       ------              ---
At 1 July 1997...........................................................      9,163       20,746              355
Exchange movements.......................................................       (305)      --               --
Net cash inflows.........................................................      2,234           48              131
                                                                           ---------       ------              ---
Change in the year.......................................................      1,929           48              131
                                                                           ---------       ------              ---
At 30 June 1998..........................................................     11,092       20,794              486
                                                                           ---------       ------              ---
                                                                           ---------       ------              ---

                                                                                              1998 L000  1997 L000
                                                                                              ---------  ---------
(c) ANALYSIS OF CASH
Cash at bank and in hand....................................................................     17,934      9,461
Bank overdrafts.............................................................................     (6,842)      (298)
                                                                                              ---------  ---------
                                                                                                 11,092      9,163
                                                                                              ---------  ---------
                                                                                              ---------  ---------

ADWEST AUTOMOTIVE PLC

                                                                           ACQUISITION      OTHER NON
                                                AT 1 JULY                 (EXCL CASH &        CASH       DISPOSAL OF    EXCHANGE
                                                   1996     CASH FLOW      OVERDRAFTS)      MOVEMENTS   SUBSIDIARIES    MOVEMENT
                                                   L000        L000           L000            L000          L000          L000
                                                ----------  ----------  -----------------  -----------  -------------  -----------
(d) RECONCILIATION OF NET DEBT
Cash at bank and in hand......................      13,515      (2,864)            --            --             --         (1,190)
Bank overdrafts...............................      (1,442)     (1,908)            --           3,000           --             52
                                                            ----------
                                                                (4,772)
Borrowings due after one year.................     (26,572)        263             --          (9,489)          --          2,737
Borrowings due within one year................     (16,741)      9,590             --           6,489           --            139
Finance leases................................      (2,921)        344             --          (4,641)          --            869
                                                            ----------
                                                                10,197
Current asset investments.....................          --      12,811             --              --            --            --
                                                                                   --
                                                ----------  ----------                     -----------        -----    -----------

                                                   (34,161)     18,236             --           (4,641)       --             2,607
                                                                                   --
                                                                                   --
                                                ----------  ----------                     -----------        -----    -----------
                                                ----------  ----------                     -----------        -----    -----------


                                                AT 30 JUNE
                                                   1997
                                                   L000
                                                -----------
(d) RECONCILIATION OF NET DEBT
Cash at bank and in hand......................       9,461
Bank overdrafts...............................        (298)

Borrowings due after one year.................     (33,061)
Borrowings due within one year................        (523)
Finance leases................................      (6,349)

Current asset investments.....................      12,811

                                                -----------
                                                   (17,959)

                                                -----------
                                                -----------

Current asset investments at 30 June 1997 represent cash balances on one month and three months deposit.

                                                                  ACQUISITION
                                                                  (EXCL CASH    OTHER NON
                                         AT 1 JULY                     &          CASH        DISPOSAL OF     EXCHANGE
                                           1997       CASH FLOW   OVERDRAFTS)   MOVEMENTS    SUBSIDIARIES     MOVEMENT
                                           L000         L000         L000         L000           L000           L000
                                        -----------  -----------  -----------  -----------  ---------------  -----------
Cash at bank and in hand..............       9,461        8,897       --           --             --               (514)
Bank overdrafts.......................        (298)      (6,753)      --           --             --                209
                                                     -----------
                                                          2,234
Borrowings due after one year.........     (33,061)      (9,453)     (13,152)          83         --              1,264
Borrowings due within one year........        (523)      (1,409)      (1,129)         (83)        --                101
Finance leases........................      (6,349)         875       (1,016)      (1,840)           435            230
                                                     -----------
                                                         (9,987)
Current asset investments.............      12,811      (10,989)      --           --             --                (24)
                                        -----------  -----------  -----------  -----------           ---     -----------
                                           (17,959)     (18,742)     (15,297)      (1,840)           435          1,266
                                        -----------  -----------  -----------  -----------           ---     -----------
                                        -----------  -----------  -----------  -----------           ---     -----------


                                        AT 30 JUNE
                                           1998
                                           L000
                                        -----------
Cash at bank and in hand..............      17,934
Bank overdrafts.......................      (6,842)

Borrowings due after one year.........     (54,319)
Borrowings due within one year........      (3,043)
Finance leases........................      (7,665)

Current asset investments.............       1,798
                                        -----------
                                           (52,137)
                                        -----------
                                        -----------

Current asset investments at 30 June 1998 represent part of the sale proceeds from the sale of the US Electronics companies, which are being held in an escrow account until May 2001.

ADWEST AUTOMOTIVE PLC

28  CONSOLIDATED CASH FLOW STATEMENT (CONTINUED)
(e)  MAJOR NON-CASH TRANSACTIONS

During 1998 the Group entered into finance lease arrangements in respect of assets with a total capital value at the inception of the leases of L1,840,000 (1997:L4,641,000).

                                                                                                    US ELECTRONICS
                                                                                                       COMPANIES
                                                                                                         L000
(f)  SALE OF SUBSIDIARY UNDERTAKINGS
Net assets sold excluding cash:
Fixed assets......................................................................................         3,224
Stock.............................................................................................         8,157
Other working capital.............................................................................         3,741
                                                                                                          ------

Total net assets sold.............................................................................        15,122
Disposal costs paid out in cash...................................................................         1,937
Disposal costs accrued............................................................................           128
Profit on sale....................................................................................         5,891
                                                                                                          ------
                                                                                                          23,078
                                                                                                          ------
                                                                                                          ------

SATISFIED BY:
Receipt of cash...................................................................................        21,256
Receipt of escrow monies..........................................................................         1,822
                                                                                                          ------
Net inflow of cash................................................................................        23,078
                                                                                                          ------
                                                                                                          ------

The US Electronics subsidiaries sold during the year contributed L1,432,000 to the group's net operating cash flows, paid L715,000 in respect of net returns on investments and serving of finance, paid L731,000 in respect of taxation and utilised L815,000 for capital expenditure.

ADWEST AUTOMOTIVE PLC

28  CONSOLIDATED CASH FLOW STATEMENT (CONTINUED)

                                                                    FAIR VALUE
                                                                    ADJUSTMENTS
                                     HEIDEMANN                   ACCOUNTING POLICY                         FAIR VALUE
                                     COMPANIES   REVALUATIONS       ADJUSTMENTS       OTHER ADJUSTMENTS   BALANCE SHEET
                                       L000          L000              L000                 L000              L000
                                    -----------  -------------  -------------------  -------------------  -------------
(g) PURCHASE OF SUBSIDIARY
  UNDERTAKINGS
Provisional net assets acquired:
Fixed assets......................      22,549        (1,149)           --                   --                21,400
Stock.............................       9,122        --                  (316)              --                 8,806
Other working capital.............     (11,716)       --                --                   --               (11,716)
Provisions........................      --            --                  (101)                (562)             (663)
Net borrowings....................     (14,281)       --                --                   --               (14,281)
                                    -----------       ------               ---                  ---       -------------
                                         5,674        (1,149)             (417)                (562)            3,546
Provisional goodwill (note 26)....                                                                             29,318
                                                                                                          -------------
                                                                                                               32,864
                                                                                                          -------------
                                                                                                          -------------
SATISFIED BY:
Purchase consideration............                                                                             31,127
Acquisition costs.................                                                                              3,217
Cash acquired.....................                                                                             (2,733)
                                                                                                          -------------
Net outflow of cash (i)...........                                                                             31,611
Purchase consideration accrued....                                                                              1,253
                                                                                                          -------------
                                                                                                               32,864
                                                                                                          -------------
                                                                                                          -------------

The net assets acquired above exclude 5% of the net assets of Adwest Heidemann Iberica SA which are held by a third party.

Certain fixed assets have been written down in the revaluation column to reflect their value based upon current earnings and cash generation. The accounting policy adjustments are to bring stock, warranty and repairs and maintenance provisions in line with UK GAAP requirements. Other adjustments represent provisions in respect of potential environmental liabilities at the time of acquisition.

ADWEST AUTOMOTIVE PLC

28  CONSOLIDATED CASH FLOW STATEMENT (CONTINUED)

                                                                       PURCHASE OF
                                                                        SUBSIDIARY   CASH ACQUIRED WITH
                                                                       UNDERTAKINGS  SUBSIDIARY ACQUIRED    TOTAL
                                                                           L000             L000            L000
                                                                       ------------  -------------------  ---------
Net cash outflow of cash as above (i)................................      (34,344)           2,733         (31,611)
Minority interest in Adwest Heidemann Iberica SA cash................       --                  (36)            (36)
Deferred consideration re Electronics Division.......................         (767)          --                (767)
Other................................................................          (61)          --                 (61)
                                                                       ------------           -----       ---------
Per cash flow statement..............................................      (35,172)           2,697         (32,475)
                                                                       ------------           -----       ---------
                                                                       ------------           -----       ---------

Heidemann Verwaltungsgesellschaft mit beschranker Haftung and its subsidiary undertakings were acquired on 11 September 1997, and have been accounted for using the acquisition method.

The subsidiary undertakings acquired during the year contributed L2,963,000 to the group's net operating cash flows, paid L1,425,000 in respect of net returns on investments and servicing of finance, received L372,000 in respect of taxation and utilised L6,620,000 for capital expenditure.

In the year ended 31 January 1997, the latest available statutory accounts before acquisition, the Heidemann group of companies had profit after tax of L1,073,000 and minority interests of L281,000.

In the period 1 February 1997 to 11 September 1997 -- the date of acquisition by Adwest, the unaudited results for the company showed the following.

                                                                                                             L000
Turnover.................................................................................................     54,530
Operating profit.........................................................................................      2,788
Profit before taxation...................................................................................      1,954
Taxation charge..........................................................................................        974
Minority interests.......................................................................................         97
                                                                                                           ---------
                                                                                                           ---------

There were no material recognised gains or losses, other than the results for the period shown above.

ADWEST AUTOMOTIVE PLC

29  PRINCIPAL SUBSIDIARY UNDERTAKINGS

Adwest Steering Ltd.            Woodley             Power steering gears, precision   UK
                                                     plastic parts

Adwest Bowden TSK Ltd.          Llanelli            Control cables, gearshifters      UK

Adwest Bowden France SA         Cauvigny, Boynes    Control cables, gearshifters,     France
                                                     handbrakes, jacks

Adwest Dauphinoise Thomson SA   Grenoble            Engine thermostats, wax element   France
                                                     regulators

Adwest OCI SA                   La Talaudiere       Gearshifters                      France

Adwest Driver Systems Ltd.      Rearsby             Pedal boxes, gearshifters,        UK
                                                     handbrakes, suspension links

Adwest Western Automotive Inc.  Michigan            Precision tubular components and  USA
                                                     engine thermostats

Adwest Western Thomson Ltd.     Woodley, Chard      Engine thermostats, radiator      UK
                                                     caps

Adwest Heidemann Einbeck GmbH   Einbeck             Gearshifters, steering columns,   Germany
                                                     tubular structures

Adwest Heidemann Rotenburg      Rotenburg           Valve spring retainers, fine      Germany
 GmbH                                                blanked parts, tubular
                                                     structures

Adwest Heidemann Iberica SA     Valencia, Pamplona  Gearshifters, steering columns    Spain

Adwest Kohler GmbH              Lippstadt           Fuel caps, precision pressed      Germany
                                                     parts

Adwest Heidemann do Brasil      Curitiba            Gearshifters                      Brazil

The Company owns 100% of the ordinary share capital of all subsidiaries, with the exception of Adwest Bowden TSK Ltd of which 35% of the ordinary share capital is owned by Nippon Cable Systems Inc. (TSK), a Japanese company, and Adwest Heidemann Iberica SA, of which 5% of the ordinary share capital is owned by local management.

The subsidiaries operate principally in the country in which they are incorporated.

A full list of subsidiaries will be included within the next annual return.

30  ASSOCIATED UNDERTAKING

                                          ISSUED SHARE CAPITAL           ACTIVITIES         HOLDING     INCORPORATED
                                     ------------------------------  -------------------  -----------  ---------------
Western Thomson (India) Ltd. (1)     295,878 shares (10 rupees p.s)  Engine thermostats          49%        India

--------------------------

(1) Held by Adwest Western Thomson Ltd. and located in Madras, India.

31 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The Group's accounts are prepared in conformity with generally accepted accounting principles applicable in the United Kingdom (UK GAAP), which differ in certain significant respects from those applicable in the United States (US
GAAP). These differences, together with the approximate effects of the adjustments on net profit and shareholders' funds, relate principally to the items set out below:

ADWEST AUTOMOTIVE PLC

31 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
GOODWILL AND OTHER INTANGIBLE ASSETS

Under UK GAAP goodwill arising on acquisition has been charged to reserves. Under US GAAP goodwill is capitalised and amortised by charges against income over the period, not to exceed 40 years, over which the benefit arises. For US GAAP, goodwill has been amortised by the Group over 40 years.

Under UK GAAP the profit and loss on the disposal of all or part of a previously acquired business has been calculated after taking account of the gross amount of any goodwill previously charged to reserves. Under US GAAP an adjustment to profit or loss on disposal is required in respect of goodwill previously amortised.

CUMULATIVE EXCHANGE LOSS ON SALE OF FOREIGN SUBSIDIARIES

Under UK GAAP gains or loss arising on the sale or liquidation of a foreign subsidiary does not include the related cumulative exchange gain or loss, previously recorded as a separate component of shareholders' equity for that investment. Under US GAAP, the gain or loss on sale or liquidation includes the related cumulative exchange gain or loss.

DIVIDENDS

Under UK GAAP dividends proposed after the end of an accounting period in respect of that accounting period are deducted in arriving at retained earnings for that period. Under US GAAP such dividends are not deducted until declared.

DEFERRED TAXATION

Under UK GAAP provision is made for deferred taxation only to the extent that it is probable that an actual liability or asset will crystallise in the foreseeable future. US GAAP requires full provision for deferred income taxes under the liability method on all temporary differences and, if required, a valuation allowance is established to reduce gross deferred taxation assets to the amount which is more likely than not to be realised.

Deferred taxation also arises in relation to the tax effect of other US GAAP differences.

PENSION COSTS

Under UK GAAP, the cost of providing pensions is charged against profits on a systematic basis, with pension surpluses and deficits being amortised over the expected remaining service lives of current employees. Under US GAAP, costs and surpluses are similarly spread over the expected remaining service lives but based on prescribed actuarial assumptions, allocation of costs and valuation methods, which differ in certain respects from those used for UK GAAP.

DEFERRED PROFIT ON SALE OF PROPERTY

In 1996, properties were disposed of which had previously been revalued under UK GAAP. No profit arose on this transaction under UK GAAP. A profit arises under US GAAP on the basis that US GAAP does not permit the revaluation of property. Under US GAAP, the element of the profit in respect of property subsequently leased back on an operating lease basis is amortised in equal instalments over the life of the lease.

ADWEST AUTOMOTIVE PLC

31 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
EMPLOYEE SHARE TRUST ARRANGEMENTS

Employee share trusts have been established in order to hedge obligations in respect of options issued under certain employee share option schemes. Under UK GAAP the Company's ordinary shares held by the employee share trusts are included at cost in fixed asset investments. Dividends receivable on such shares are included in the statement of income. Under US GAAP, such shares and dividends receivable from those shares are treated as treasury stock and included in shareholders' equity.

REVALUATION OF FIXED ASSETS

Under UK GAAP the Group has revalued certain fixed assets. This is not permitted under US GAAP.

PRE-PRODUCTION COSTS

Under UK GAAP, certain significant pre-production costs on new products which are not prefunded by the customer are carried forward in work in progress. These costs are then written off on a unit of production basis over the life of the contract with the customer. Under US GAAP these costs are generally expensed as incurred.

CURRENT ASSETS AND LIABILITIES

Under UK GAAP current assets include amounts which fall due after more than one year. Under US GAAP such assets would be reclassified as non-current assets. Also under UK GAAP provisions for liabilities and charges include amounts due within one year which would be reclassified to current liabilities under US GAAP.

EARNINGS PER ORDINARY SHARE

Under UK GAAP earnings per share is based on profit for the financial year and computed using the weighted average number of Ordinary Shares in issue during the year. Under US GAAP basic earnings per share is based on net income and computed using the weighted average number of Ordinary Shares in issue during the year. US GAAP also requires the presentation of diluted earnings per share which is based upon net income, as adjusted, computed using the weighted average shares and the effect of other dilutive instruments.

CASH FLOWS

The principal difference between UK GAAP and US GAAP is in respect of classification. Under UK GAAP, the Group presents its cash flows for operating activities, returns on investments and servicing of finance, taxation, capital expenditures and financial investments, acquisition and disposals, equity dividends paid, management of liquid resources, and financing. US GAAP requires only three categories of cash flow activities which are operating, investing and financing.

Cash flows arising from taxation and returns on investments and servicing of finance under UK GAAP would, with the exception of dividends paid, be included as operating activities under US GAAP; dividend payments would be included as a financing activity under US GAAP. In addition, capital expenditures and financial investment, acquisition and disposals, and management of liquid resources under UK GAAP would be presented as investing activities under US GAAP.

ADWEST AUTOMOTIVE PLC

31 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
UK GAAP defines cash as cash in hand and deposits repayable on demand. Short term deposits which are readily convertible into known amounts of cash at, or close to, their carrying value are classified as liquid resources. US GAAP defines cash and cash equivalents as cash in hand and short term highly liquid investments with original maturities of three months or less. Cash flows in respect of short term deposits with original maturities exceeding three months are included in investing activities under US GAAP and are included in capital expenditure and financial investment under UK GAAP.

Under US GAAP, the following amounts would be reported:

                                                                                                 1998       1997
                                                                                                 L'000      L'000
                                                                                               ---------  ---------
Net cash provided by operating activities....................................................     15,628     18,627
Net cash used in investing activities........................................................    (29,931)     5,839
Net cash provided by/(used in) financing activities..........................................     10,479    (14,519)
Effect of changes in exchange rate...........................................................       (514)    (1,190)
                                                                                               ---------  ---------
Net (decrease)/increase in cash and cash equivalents.........................................     (4,338)     8,757
Cash and cash equivalents at beginning of year...............................................     22,272     13,515
                                                                                               ---------  ---------
Cash and cash equivalents at end of year.....................................................     17,934     22,272
                                                                                               ---------  ---------
                                                                                               ---------  ---------

Effect on (loss)/profit attributable to shareholders of differences between UK and US GAAP

                                                                                                 1998       1997
                                                                                                 L'000      L'000
                                                                                               ---------  ---------
(Loss)/profit attributable to shareholders as reported under UK GAAP.........................     (2,355)     9,424
US GAAP adjustments:
  Goodwill...................................................................................     (1,377)    (1,467)
  Impact of goodwill previously amoritised on sale of subsidiary.............................      2,905         --
  Cumulative exchange loss on sale of foreign subsidiaries...................................     (1,182)        --
  Pension costs..............................................................................         16        331
  Deferred taxation--full provision..........................................................       (143)      (168)
  Tax effect of other US GAAP reconciling items..............................................        (30)      (266)
  Fixed asset revaluations...................................................................        100        508
  Deferred profit on sale of property........................................................        303        303
  Pre-production costs.......................................................................     (1,200)        --
  Other......................................................................................         21        (16)
  Minority interests.........................................................................         --         (5)
                                                                                               ---------  ---------
Net (loss)/income under US GAAP..............................................................     (2,942)     8,644
                                                                                               ---------  ---------
                                                                                               ---------  ---------
Net (loss)/income under US GAAP
  Continuing.................................................................................      6,001      6,015
  Discontinued...............................................................................     (8,943)     2,629
                                                                                               ---------  ---------
                                                                                                  (2,942)     8,644
                                                                                               ---------  ---------
                                                                                               ---------  ---------

                                                                                    PENCE PER SHARE    PENCE PER SHARE
                                                                                         1998               1997
                                                                                   -----------------  -----------------
Basic and diluted earnings per share under US GAAP...............................
  Continuing.....................................................................            7.3                7.2
  Discontinued...................................................................          (10.9)               3.3
                                                                                           -----                ---
                                                                                            (3.6)              10.5
                                                                                           -----                ---
                                                                                           -----                ---

ADWEST AUTOMOTIVE PLC

31 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
Effect on shareholders' funds of differences between UK and US GAAP

                                                                                                   1998       1997
                                                                                                   L'000      L'000
                                                                                                 ---------  ---------
Shareholders' funds as reported under UK GAAP..................................................      8,246     29,451
US GAAP adjustments:
  Goodwill.....................................................................................     64,744     52,109
  Pension costs................................................................................      4,930      4,913
  Deferred taxation--full provision............................................................       (310)      (168)
  Tax effect of other US GAAP reconciling items................................................     (1,285)    (1,283)
  Fixed asset revaluations.....................................................................       (761)      (876)
  Proposed dividends...........................................................................      4,545      4,536
  Deferred profit on sale of property..........................................................     (4,127)    (4,430)
  Pre-production costs.........................................................................     (1,200)        --
  Employee share trust arrangements............................................................       (641)      (724)
  Other........................................................................................         99         86
  Minority interests...........................................................................       (149)      (146)
                                                                                                 ---------  ---------
Shareholders' funds under US GAAP..............................................................     74,091     83,468
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

NEW US ACCOUNTING STANDARDS AND PRONOUNCEMENTS NOT YET ADOPTED

SFAS 133--In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("SFAS 133"), "Accounting for Derivative Instruments and Hedging Activities". This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognise all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. This statement is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Management has not determined the effect of the adoption of SFAS 133.

SOP 98-1--During January 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 98-1 ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE ("SOP 98-1") which becomes effective for all fiscal years beginning after December 15, 1998. Under SOP 98-1, computer software costs that are incurred in the preliminary project stage are expensed as incurred. Once specific capitalisation criteria have been met, external direct costs of materials and service consumed in developing or obtaining internal-use computer software, certain personnel costs, and interest costs incurred when developing computer software for internal use are capitalised. Training costs and data conversion costs are generally expensed as incurred. Such capitalised costs are amortised over the estimated useful life of the software. The company is evaluating the effect of the pronouncement.

NEW UK ACCOUNTING STANDARDS NOT YET ADOPTED

FRS 10 - Goodwill and Intangible Assets: In December 1997, the Accounting Standard Board in the United Kingdom issued Financial Reporting Standard No. 10 "Goodwill and Intangible Assets" (FRS 10). FRS 10 requires that purchased goodwill and intangible assets should be capitalised as assets and amortised over the life of the assets. Goodwill and intangible assets need not be amortised if it can be demonstrated that the current market value of the goodwill or intangible is not below its carrying value.

ADWEST AUTOMOTIVE PLC

31 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
FRS 10 is effective for accounting periods ending on or after 23 December 1998. The standard does not require reinstatement of goodwill previously eliminated against retained surplus.

FRS 11--Impairment of fixed assets and goodwill: In July 1998, the Accounting Standards Board in the United Kingdom issued Financial Reporting Standard No. 11 "Impairment of fixed assets and goodwill" (FRS 11). The standard requires that any impairment in the carrying value of fixed assets should be recognised in the profit and loss account in the current period and requires that impairment reviews be undertaken when there is some indication of impairment. The review should be performed on individual income generating units based on discounted cash flows. FRS 11 covers not only tangible fixed assets, intangible fixed assets and goodwill but also investments in subsidiaries, associates and joint ventures to the extent that they are not covered by other standards. FRS 11 is effective for accounting periods ending on or after 23 December 1998.

FRS 12--Provisions, contingent liabilities and contingent assets: In September 1998, the Accounting Standard Board in the United Kingdom issued Financial Reporting Standard No. 12 "Provisions, contingent liabilities and contingent assets" (FRS 12). The principal feature of the standard is that it requires that a provision is recognised when there is a legal or constructive obligation arising from past events and it is probable (ie, more likely than not) that there will be an outflow of benefits and the amount can be reliably estimated. FRS 12 is effective for accounting periods ending on or after 23 March 1999.

FRS 13--Derivatives and other financial instruments--disclosures: In September 1998, the Accounting Standards Board in the United Kingdom issued Financial Reporting Standard No. 13 "Derivatives and other financial instruments: disclosures" (FRS 13). FRS 13 is concerned only with disclosure and the requirements comprise both narrative and numerical disclosures. FRS 13 is effective for accounting periods ending on or after 23 March 1999.

FRS 14--Earnings per share: In October 1998, the Accounting Standards Board in the United Kingdom issued Financial Reporting Standard No. 14 "Earnings per share" (FRS 14). The standard applies to all entities whose ordinary or potential ordinary shares are currently publicly traded, or are in the process of becoming so, and to any other entity providing earnings per share (eps) information voluntarily. FRS 14 is effective for accounting periods ending on or after 23 December 1998.

COMPANIES ACT 1985

These consolidated financial statements do not constitute "statutory accounts" within the meaning of the Companies Act 1985 of Great Britain for any of the periods presented. Statutory accounts for the years ended 30 June 1997 and 30 June 1998 have been filed with the United Kingdom's Registrar of Companies. The auditor has reported on these accounts. The reports were unqualified and did not contain statements under Section 237 (2) or (3) of the Act.

These consolidated financial statements exclude certain parent company statements and other information required by the Companies Act 1985, however, they include all material disclosures required by generally accepted accounting principles in the United Kingdom including those Companies Act 1985 disclosures relating to the statement of income and balance sheet items.

                             ADWEST AUTOMOTIVE PLC

                 CONSOLIDATED PROFIT AND LOSS ACCOUNT--UK GAAP

                      FOR THE SIX MONTHS ENDED 31 DECEMBER

                                                                                             1998         1997
                                                                                          -----------  -----------
                                                                                             L000         L000
                                                                                          (UNAUDITED)  (UNAUDITED)
TURNOVER
Continuing operations...................................................................     118,155       99,203
Discontinued operations.................................................................      --           12,987
                                                                                          -----------  -----------
                                                                                             118,155      112,190
                                                                                          -----------  -----------
OPERATING PROFIT
Continuing operations...................................................................       8,326        7,587
Discontinued operations.................................................................          --        1,867
                                                                                          -----------  -----------

PROFIT ON ORDINARY ACTIVITIES BEFORE INTEREST...........................................       8,326        9,454
Net interest charge.....................................................................      (2,924)      (2,196)
                                                                                          -----------  -----------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION...........................................       5,402        7,258
Taxation charge.........................................................................      (1,536)      (2,249)
                                                                                          -----------  -----------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION............................................       3,866        5,009
Profit attributable to minority shareholders--equity....................................        (133)        (246)
                                                                                          -----------  -----------
PROFIT FOR THE PERIOD...................................................................       3,733        4,763

Dividends:
  Interim 0p per share (1997 2.3p)......................................................      --           (1,897)
                                                                                          -----------  -----------
RETAINED PROFIT FOR THE PERIOD..........................................................       3,733        2,866
                                                                                          -----------  -----------
                                                                                          -----------  -----------
Earnings per share--UK GAAP.............................................................         4.5p         5.7p

                             ADWEST AUTOMOTIVE PLC

                      CONSOLIDATED BALANCE SHEET--UK GAAP

                                 AT 31 DECEMBER

                                                                           1998         1997
                                                                           L000         L000
                                                                        -----------  -----------
                                                                        (UNAUDITED)  (UNAUDITED)
FIXED ASSETS
Tangible assets.......................................................      70,822       61,513
Investments...........................................................         755          770
                                                                        -----------  -----------
                                                                            71,577       62,283
                                                                        -----------  -----------

CURRENT ASSETS
Stock and work in progress............................................      22,314       26,295
Debtors...............................................................      53,214       56,004
Bank and cash balances................................................      11,005       12,459
                                                                        -----------  -----------
                                                                            86,533       94,758
                                                                        -----------  -----------

CREDITORS: DUE WITHIN ONE YEAR
Borrowings............................................................     (17,916)      (9,143)
Other creditors.......................................................     (70,906)     (72,133)
                                                                        -----------  -----------
                                                                           (88,822)     (81,276)
                                                                        -----------  -----------

NET CURRENT (LIABILITIES) / ASSETS....................................      (2,289)      13,482

CREDITORS: DUE AFTER ONE YEAR
Borrowings............................................................     (45,593)     (60,542)
Provisions and other creditors........................................      (8,782)      (7,718)
                                                                        -----------  -----------
                                                                           (54,375)     (68,260)
                                                                        -----------  -----------
NET ASSETS............................................................      14,913        7,505
                                                                        -----------  -----------
                                                                        -----------  -----------

CAPITAL AND RESERVES
Called up share capital...............................................      20,794       20,758
Reserves..............................................................      63,464       72,503
                                                                        -----------  -----------
Equity shareholders' funds before goodwill............................      84,258       93,261
Goodwill on acquisition...............................................     (72,681)     (88,890)
                                                                        -----------  -----------
Shareholders' funds--equity...........................................      11,577        4,371
MINORITY INTEREST--EQUITY.............................................       3,336        3,134
                                                                        -----------  -----------
                                                                            14,913        7,505
                                                                        -----------  -----------
                                                                        -----------  -----------

                             ADWEST AUTOMOTIVE PLC

                   CONSOLIDATED CASH FLOW STATEMENT--UK GAAP

                      FOR THE SIX MONTHS ENDED 31 DECEMBER

                                                                                                          1997
                                                                                             1998      (RESTATED)
                                                                                             L000         L000
                                                                                          -----------  -----------
                                                                                          (UNAUDITED)  (UNAUDITED)
Net cash inflow from operating activities...............................................       8,391       17,807
Return on investments and servicing of finance..........................................      (2,947)      (1,821)
Taxation paid...........................................................................      (1,075)      (3,180)
Capital expenditure.....................................................................      (7,977)      (7,594)
Equity dividends paid...................................................................      (4,551)      (4,536)
Acquisitions and disposals..............................................................       2,872      (32,095)
Management of liquid resources..........................................................      --           12,811
                                                                                          -----------  -----------
Net cash flow before financing..........................................................      (5,287)     (18,608)
Financing...............................................................................      (2,946)      20,015
                                                                                          -----------  -----------
(Decrease)/increase in cash.............................................................      (8,233)       1,407
                                                                                          -----------  -----------
                                                                                          -----------  -----------

RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT                                      L000         L000
----------------------------------------------------------------------------------------  -----------  -----------
(Decrease)/increase in cash in the period...............................................      (8,233)       1,407
Cash outflow from reduction in debt and lease financing.................................       2,946        2,464
Cash inflow from new loans..............................................................      --          (22,420)
Cash inflow/(outflow) from movement in liquid resources.................................      --          (12,811)
                                                                                          -----------  -----------
Change in net debt resulting from cash flows............................................      (5,287)     (31,360)
Loans and finance leases acquired with subsidiary.......................................      --          (14,848)
New finance leases......................................................................      (2,038)        (410)
Translation difference..................................................................      (2,576)         420
                                                                                          -----------  -----------
Movement in net debt in the period......................................................      (9,901)     (46,198)
Net debt at beginning of period.........................................................     (52,137)     (17,959)
                                                                                          -----------  -----------
Net debt at end of period...............................................................     (62,038)     (64,157)
                                                                                          -----------  -----------
                                                                                          -----------  -----------

                             ADWEST AUTOMOTIVE PLC

                  RECONCILIATION OF MOVEMENTS IN CONSOLIDATED

                              SHAREHOLDERS' FUNDS

                      FOR THE SIX MONTHS ENDED 31 DECEMBER

                                                                           1998         1997
                                                                           L000         L000
                                                                        -----------  -----------
                                                                        (UNAUDITED)  (UNAUDITED)
Profit for the period.................................................       3,733        4,763
Ordinary dividends....................................................      --           (1,897)
                                                                        -----------  -----------
Retained profit for the period........................................       3,733        2,866
Currency translation differences on net investments...................        (374)         562
Prior year adjustment.................................................        (588)      --
New share capital issued..............................................      --               60
Goodwill in the period on acquisitions................................         560      (28,568)
                                                                        -----------  -----------
NET ADDITIONS/(REDUCTIONS) TO SHAREHOLDERS' FUNDS.....................       3,331      (25,080)
SHAREHOLDERS' FUNDS AT BEGINNING OF PERIOD............................       8,246       29,451
                                                                        -----------  -----------
SHAREHOLDERS' FUNDS AT END OF PERIOD..................................      11,577        4,371
                                                                        -----------  -----------
                                                                        -----------  -----------

 RECONCILIATION OF OPERATING PROFIT TO NET CASH FLOW FROM OPERATING ACTIVITIES

                      FOR THE SIX MONTHS ENDED 31 DECEMBER

                                                                           1998         1997
                                                                           L000         L000
                                                                        -----------  -----------
                                                                        (UNAUDITED)  (UNAUDITED)
Operating profit......................................................       8,326        9,454
Depreciation..........................................................       4,931        4,508
Increase in stocks....................................................      (1,893)      (2,105)
Decrease in debtors...................................................       5,811        3,794
(Decrease)/increase in creditors......................................      (8,784)       2,156
                                                                        -----------  -----------
NET CASH FLOW FROM OPERATING ACTIVITIES...............................       8,391       17,807
                                                                        -----------  -----------
                                                                        -----------  -----------

                             ADWEST AUTOMOTIVE PLC

                              ANALYSIS OF NET DEBT

                                                                                       OTHER                       AT 31
                                                           AT 1 JULY    CASH FLOW    NON CASH       EXCHANGE     DECEMBER
                                                             1998       NON CASH     MOVEMENTS      MOVEMENT       1998
                                                          -----------  -----------  -----------    -----------   -----------
                                                             L000         L000           L000         L000         L000
Cash at bank and in hand................................      17,934      (10,143)      --            1,411        9,202
Bank overdraft..........................................      (6,842)       1,910       --             (535)      (5,467)
                                                                       -----------
                                                                           (8,233)
                                                                       -----------
Borrowings due after one year...........................     (54,319)          10       11,083       (2,367)     (45,593)
Borrowings due within one year..........................      (3,043)       2,185      (11,083)        (508)     (12,449)
Finance leases..........................................      (7,665)         751       (2,038)        (582)      (9,534)
                                                                       -----------
                                                                            2,946
                                                                       -----------
Current asset investments...............................       1,798       --           --                5        1,803
                                                          -----------  -----------  -----------  -----------  -----------
                                                             (52,137)      (5,287)      (2,038)      (2,576)     (62,038)
                                                          -----------  -----------  -----------  -----------  -----------
                                                          -----------  -----------  -----------  -----------  -----------

                             ADWEST AUTOMOTIVE PLC

                             SEGMENTAL INFORMATION

                      FOR THE SIX MONTHS ENDED 31 DECEMBER

                                                                           1998         1997
                                                                           L000         L000
                                                                        -----------  -----------
                                                                        (UNAUDITED)  (UNAUDITED)
TURNOVER
----------------------------------------------------------------------
CLASS OF BUSINESS
Automotive: UK........................................................      32,460       36,004
           Rest of Europe.............................................      80,327       59,274
           USA........................................................       5,368        3,925
                                                                        -----------  -----------
Continuing operations.................................................     118,155       99,203
Discontinued operations...............................................      --           12,987
                                                                        -----------  -----------
                                                                           118,155      112,190
                                                                        -----------  -----------
                                                                        -----------  -----------
GEOGRAPHICAL SEGMENTS (BY DESTINATION)
----------------------------------------------------------------------
UK....................................................................      30,841       34,437
Rest of Europe........................................................      80,337       62,127
USA...................................................................       5,628       14,664
Rest of the World.....................................................       1,349          962
                                                                        -----------  -----------
                                                                           118,155      112,190
                                                                        -----------  -----------
                                                                        -----------  -----------
OPERATING PROFIT
----------------------------------------------------------------------
CLASS OF BUSINESS
Automotive: UK........................................................         928        3,147
           Rest of Europe.............................................       7,933        4,649
           USA........................................................        (535)        (209)
                                                                        -----------  -----------
Continuing operations.................................................       8,326        7,587
                                                                        -----------  -----------
Operating profit as % of turnover.....................................         7.1%         7.7%
Discontinued operations...............................................      --            1,867
                                                                        -----------  -----------
Operating profit as % of turnover.....................................      --             14.4%
                                                                        -----------  -----------
                                                                             8,326        9,454
                                                                        -----------  -----------
                                                                        -----------  -----------

                             ADWEST AUTOMOTIVE PLC

                             NOTES TO THE ACCOUNTS

                                  (UNAUDITED)

1  PREPARATION OF INTERIM FINANCIAL REPORT

    The accompanying Condensed Consolidated Financial Statements present the financial position and results of operations of the Group and have been prepared in accordance with UK GAAP, which differ in certain significant respects from U.S. GAAP. See Note 5 for a discussion and quantifications of the principal differences between UK GAAP affecting the Group.

    The interim financial information included in these Condensed Consolidated Financial Statements is unaudited but reflects all adjustments (consisting only of normal recurring accruals) which are in the opinion of management necessary for a fair presentation of the results for interim periods presented. The interim Condensed Consolidated Financial Statements should be read in conjunction with the Consolidated Financial Statements and notes thereto included herein.

2  TAXATION CHARGE

    The taxation charge before disposals is at an effective rate of 29%. This compares to an effective rate of 31% for the half year to 31 December 1997.

3  EARNINGS PER SHARE

    Earnings per share is calculated on earnings of L3,733,000 (L4,763,000 for the half year to 31 December 1997) and on 83,173,908 (83,025,820 for the half year to 31 December 1997) shares in issue, weighted on a time basis. Fully diluted earnings per share based on the exercise of options under the employee share schemes show no material dilution.

4  ACQUISITIONS AND DISPOSALS

    Heidemann Verwaltungsgesellschaft mit beschrankter Haftung was acquired on 11 September 1997. The US Electronics division was sold in May 1998.

5 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

    These accounts are prepared in conformity with generally accepted accounting principles applicable in the United Kingdom (UK GAAP). These differ in certain significant respects from those applicable in the United States (US GAAP). These differences, together with the approximate effects of the adjustments on net profits and shareholders' funds, relate principally to the items set out below:

GOODWILL AND OTHER INTANGIBLE ASSETS

    Under UK GAAP goodwill arising on acquisition has been charged to reserves. Under US GAAP goodwill is capitalised and amortised by charges against income over the period, not to exceed 40 years, over which the benefit arises. For US GAAP, goodwill has been amortised by the Group over 40 years.

PRIOR YEAR ADJUSTMENT

    Under UK GAAP the introduction of a new accounting standard, FRS12, has been treated as a prior year adjustment. Under US GAAP the charge is recognized in the period in which the new accounting policy is implemented.

                             ADWEST AUTOMOTIVE PLC

                                  (UNAUDITED)

5 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
DIVIDENDS

    Under UK GAAP dividends proposed after the end of an accounting period in respect of that accounting period are deducted in arriving at retained earnings for that period. Under US GAAP such dividends are not deducted until declared.

DEFERRED TAXATION

    Under UK GAAP provision is made for deferred taxation only to the extent that it is probable that an actual liability or asset will crystallise in the foreseeable future. US GAAP requires full provision for deferred income taxes under the liability method on all temporary differences and, if required, a valuation allowance is established to reduce gross deferred taxation assets to the amount which is more likely than not to be realised.

    Deferred taxation also arises in relation to the tax effect of other US GAAP differences.

PENSION COSTS

    Under UK GAAP, the cost of providing pensions is charged against profits on a systematic basis, with pension surpluses and deficits being amortised over the expected remaining service lives of current employees. Under US GAAP, costs and surpluses are similarly spread over the expected remaining service lives but based on prescribed actuarial assumptions, allocation of costs and valuation methods, which differ in certain respects from those used for UK GAAP.

DEFERRED PROFIT ON SALE OF PROPERTY

    In 1996, properties were disposed of which had previously been revalued under UK GAAP. No profit arose on this transaction under UK GAAP. A profit arises under US GAAP on the basis that US GAAP does not permit the revaluation of property. Under US GAAP, the element of the profit in respect of property subsequently leased back on an operating lease basis is amortised in equal instalments over the life of the lease.

EMPLOYEE SHARE TRUST ARRANGEMENTS

    Employee share trusts have been established in order to hedge obligations in respect of options issued under certain employee share option schemes. Under UK GAAP the Company's ordinary shares held by the employee share trusts are included at cost in fixed asset investments. Dividends receivable on such shares are included in the statement of income. Under US GAAP, such shares and dividends receivable from those shares are treated as treasury stock and included in shareholders' equity.

REVALUATION OF FIXED ASSETS

    Under UK GAAP the Group has revalued certain fixed assets. This is not permitted under US GAAP.

                             ADWEST AUTOMOTIVE PLC

                                  (UNAUDITED)

5 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
PRE-PRODUCTION COSTS

    Under UK GAAP, certain significant pre-production costs on new products which are not pre-funded by the customer are carried forward in work in progress. These costs are then written off on a unit of production basis over the life of the contract with the customer. Under US GAAP these costs are generally expensed as incurred.

CURRENT ASSETS AND LIABILITIES

    Under UK GAAP current assets include amounts which fall due after more than one year. Under US GAAP such assets would be re-classified as non-current assets. Also under UK GAAP provisions for liabilities and charges include amounts due within one year which would be re-classified to current liabilities under US GAAP.

EARNINGS PER ORDINARY SHARE

    Under UK GAAP earnings per share is based on profit for the financial year and computed using the weighted average number of Ordinary Shares in issue during the year. US GAAP also requires the presentation of diluted earnings per share which is based upon net income, as adjusted, computed using the weighted average shares and the effect of other dilutive instruments.

CASH FLOWS

    The principal difference between UK GAAP and US GAAP is in respect of classification. Under UK GAAP, the Group presents its cash flows for operating activities, returns on investments and servicing of finance, taxation, capital expenditures and financial investments, acquisition and disposals, equity dividends paid, management of liquid resources, and financing. US GAAP requires only three categories of cash flow activities which are operating, investing and financing.

    Cash flows arising from taxation and returns on investments and servicing of finance under UK GAAP would, with the exception of dividends paid, be included as operating activities under US GAAP; dividend payments would be included as a financing activity under US GAAP. In addition, capital expenditures and financial investment, acquisition and disposals, and management of liquid resources under UK GAAP would be presented as investing activities under US GAAP.

    UK GAAP defines cash as cash in hand and deposits repayable on demand. Short term deposits which are readily convertible into cash, into known amounts of cash at, or close to, their carrying value are classified as liquid resources. US GAAP defines cash and cash equivalents as cash in hand and short term highly liquid investments with original maturities of three months or less. Cash flows in respect of short term deposits with original maturities of three months or less. Cash flows in respect of short term deposits with original maturities exceeding three months are included in investing activities under US GAAP and are included in capital expenditure and financial investment under UK GAAP.

                             ADWEST AUTOMOTIVE PLC

                                  (UNAUDITED)

5 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
    Under US GAAP, the following amounts would be reported:

                                                                                          HALF YEAR    HALF YEAR
                                                                                             TO           TO
                                                                                         31 DEC 1998  31 DEC 1997
                                                                                         -----------  -----------
                                                                                            L'000         L'000
Net cash provided by operating activities..............................................       4,368       12,806
Net cash used in investing activities..................................................      (5,105)     (39,689)
Net cash (used in)/provided by financing activities....................................      (9,406)      17,242
Effect of changes in exchange rate.....................................................       1,411         (172)
                                                                                         -----------  -----------
Net decrease in cash & cash equivalents................................................      (8,732)      (9,813)
Cash & cash equivalents at beginning of year...........................................      17,934       22,272
                                                                                         -----------  -----------
Cash & cash equivalents at end of year.................................................       9,202       12,459
                                                                                         -----------  -----------
                                                                                         -----------  -----------

    Effect on (loss)/profit attributable to shareholders of differences between UK and US GAAP

                                                                                          HALF YEAR    HALF YEAR
                                                                                             TO           TO
                                                                                         31 DEC 1998  31 DEC 1997
                                                                                         -----------  -----------
                                                                                            L'000        L'000
Profit attributable to shareholders as reported under UK GAAP..........................       3,733        4,763
US GAAP adjustments:
  Goodwill.............................................................................        (908)        (519)
  Pension costs........................................................................        (249)           9
  Deferred taxation--full provision....................................................        (132)         (91)
  Tax effect of other US GAAP reconciling items........................................          54           (5)
  Fixed asset revaluations.............................................................          50           50
  Deferred profit on sale of property..................................................         152          152
  Pre-production costs.................................................................      (1,262)        (383)
  Other................................................................................         (36)          (8)
  Reverse prior year adjustment........................................................        (588)          --
  Minority interests...................................................................           8           (2)
                                                                                         -----------  -----------
Net income under US GAAP...............................................................         822        3,966
                                                                                         -----------  -----------
                                                                                         -----------  -----------

                                                                                          EARNINGS     EARNINGS
                                                                                          PER SHARE    PER SHARE
                                                                                            1998         1997
                                                                                         -----------  -----------
                                                                                            PENCE        PENCE
Basic and diluted earnings per share under US GAAP
  Continuing...........................................................................         1.7          2.5
  Discontinued.........................................................................        (0.7)         2.3
                                                                                         -----------  -----------
                                                                                                1.0          4.8
                                                                                         -----------  -----------
                                                                                         -----------  -----------

                             ADWEST AUTOMOTIVE PLC

                                  (UNAUDITED)

5 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
    Effect on shareholders' funds of differences between UK and US GAAP

                                                                                            AS AT        AS AT
                                                                                         31 DEC 1998  31 DEC 1997
                                                                                         -----------  -----------
                                                                                            L'000        L'000
Shareholders' funds as reported under UK GAAP..........................................      11,577        4,371
US GAAP adjustments:
  Goodwill.............................................................................      66,323       80,545
  Pension costs........................................................................       4,681        4,922
  Deferred taxation--full provision....................................................        (442)        (259)
  Tax effect of other US GAAP reconciling items........................................      (1,231)      (1,288)
  Fixed asset revaluations.............................................................        (711)        (819)
  Proposed dividends...................................................................      --            1,897
  Deferred profit on sale of property..................................................      (3,976)      (4,278)
  Pre-production costs.................................................................      (2,462)        (383)
  Employee share trust arrangements....................................................        (641)        (651)
  Other................................................................................        (134)         (94)
  Minority interests...................................................................        (141)        (148)
                                                                                         -----------  -----------
Shareholders' funds under US GAAP......................................................      72,843       83,815
                                                                                         -----------  -----------
                                                                                         -----------  -----------